Exhibit 32.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Minera Andes Inc. (the "Corporation"), on Form 10-QSB for the nine month period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allen V. Ambrose, President of the Corporation, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


MINERA ANDES INC.


Date: November 12, 2004                     By:  /s/  Allen V. Ambrose
      -----------------                        --------------------------------
                                                      Allen V. Ambrose
                                                      President